UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2025

The Sherwin-Williams Company

(Exact name of registrant as specified in its charter)

Ohio	1-04851	34-0526850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 West Prospect Avenue Cleveland, Ohio	44115-1075
(Address of principal executive offices)	(Zip Code)

(216) 566-2000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.33-1/3 per share	SHW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

In connection with the offering and sale of $500,000,000 aggregate principal amount of 4.300% Senior Notes due 2028, $500,000,000 aggregate principal amount of 4.500% Senior Notes due 2030 and $500,000,000 aggregate principal amount of 5.150% Senior Notes due 2035 by The Sherwin-Williams Company (the “Company”), the Company is filing herewith the following exhibits to its Registration Statement on Form S-3 (File No. 333-289016):

1. Underwriting Agreement, dated July 29, 2025, by and among the Company and BofA Securities, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, acting as representatives of the several underwriters named therein.

2. Fifth Supplemental Indenture, dated as of July 31, 2025, by and between the Company and U.S. Bank Trust Company, National Association, as Trustee (including Form of Note).

3. Sixth Supplemental Indenture, dated as of July 31, 2025, by and between the Company and U.S. Bank Trust Company, National Association, as Trustee (including Form of Note).

4. Seventh Supplemental Indenture, dated as of July 31, 2025, by and between the Company and U.S. Bank Trust Company, National Association, as Trustee (including Form of Note).

5. Opinion of Jones Day.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Exhibit Description

1.1	Underwriting Agreement, dated July 29, 2025, by and among the Company and BofA Securities, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, acting as representatives of the several underwriters named therein.

4.1	Fifth Supplemental Indenture, dated as of July 31, 2025, by and between the Company and U.S. Bank Trust Company, National Association, as Trustee (including Form of Note).

4.2	Sixth Supplemental Indenture, dated as of July 31, 2025, by and between the Company and U.S. Bank Trust Company, National Association, as Trustee (including Form of Note).

4.3	Seventh Supplemental Indenture, dated as of July 31, 2025, by and between the Company and U.S. Bank Trust Company, National Association, as Trustee (including Form of Note).

5.1	Opinion of Jones Day.

23.1	Consent of Jones Day (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHERWIN-WILLIAMS COMPANY

July 31, 2025	By:	/s/ Stephen J. Perisutti
	Name:	Stephen J. Perisutti
	Title:	Senior Vice President - Deputy General Counsel and Assistant Secretary